PURCHASE AND SALE AGREEMENT
     THIS PURCHASE AND SALE AGREEMENT (as amended from time to time, this “Agreement”) is entered into as of September 19, 2007, by and among OLD NATIONAL BANK, a national banking association (“ONB”), ONB INSURANCE GROUP, INC., an Indiana corporation (“ONB Insurance”, and together with ONB, collectively referred to as “Seller”), ONB CTL PORTFOLIO LANDLORD #1, LLC, ONB CTL PORTFOLIO LANDLORD #2, LLC, ONB CTL PORTFOLIO LANDLORD #3, LLC. ONB CTL PORTFOLIO LANDLORD #4, LLC and ONB CTL LANDLORD #5, LLC, each a Delaware limited liability company (individually, a “Buyer” and collectively, “Buyers”).
RECITALS
     A. ONB holds title to the ONB Property (as hereinafter defined).
     B. ONB Insurance holds title to the ONB Insurance Property (as hereinafter defined)
     C. Each Buyer desires to purchase certain of the Parcels (as hereinafter defined), in each case for the price defined herein, and, in each case, lease such Parcels back to ONB (or, in the case of the ONB Insurance Property, to ONB and ONB Insurance, jointly and severally), as tenant, upon the terms hereinafter set forth.
     Now, therefore, in consideration of the mutual covenants herein contained and other good and valuable consideration, the parties, intending to be legally bound, agree as follows:
     1. Sale of Property. Subject to the terms and conditions set forth herein, ONB agrees to sell the parcels of real property identified on Exhibit A 1 (collectively, the “ONB Property”) to the respective Buyers identified for such parcel on Exhibit A-1, and ONB Insurance agrees to sell the parcel of real property identified on Exhibit A-2 (the “ONB Insurance Property”, and together with the ONB Property, individually a “Parcel” and collectively, the “Property”) to the Buyer identified for such parcel on Exhibit A-2, and the respective Buyers agree to purchase such parcels. Each Parcel shall include the following rights:
          (a) Fee simple title in and to the parcel or parcels of real property (the land constituting each of such parcels being the “Land”), as more particularly described on Exhibits B-1 through B-25, attached hereto, together with all easements, rights-of-way, and privileges appurtenant thereto and all buildings and improvements situated thereon (collectively, the “Improvements”);
          (b) All right, title and interest of the related Seller in and to the lighting, electrical, mechanical, plumbing and heating, ventilation and air conditioning systems permanently affixed to and used in connection with the Land and the Improvements, including all elevators, pipings, conduits, ducts, partitions, boilers, compressors and furnaces, and all other fixtures (the “Fixtures”) attached or appurtenant to the Land or the Improvements in such a manner as to constitute real estate under applicable state law; and
          (c) The related Seller’s copies of all original and supplemental surveys, structural and engineering reports, geo-technical reports, plans, specifications, operating manuals, warranties and guarantees covering the Improvements and the Fixtures that are currently in the possession of such Seller, or its subsidiaries; and such Seller’s right, title and interest in all such assignable agreements, and any assignable licenses or permits relating to the ownership or operation of such Parcel.
     2. Price. The purchase price to be paid by the related Buyer to the related Seller for each Parcel (the “Purchase Price”) shall be the amount set forth for such Parcel as the purchase price on Exhibits A-1 and A-2. Subject to the terms and conditions set forth in this Agreement, the Purchase Price, less any prorations to be credited to related Buyer, plus any prorations to be credited to the related Seller, shall be paid in immediately available funds at Closing.
     3. Title and Survey. Each respective Buyer has received a pro forma of an owner’s title insurance commitment (each, a “Commitment”) in the name of such Buyer from Chicago Title Insurance Company (the “Title Company”), and an ALTA as-built survey for the Parcel to be purchased by such Buyer (each a “Survey”).
     4. Inspection Period. Each Buyer shall have until, but no later than, the Date of Closing, as defined below (the “Inspection Period”) to conduct in regard to the Parcel proposed to be purchased by such Buyer such tests, feasibility studies, surveys, inspections and reviews of the due diligence materials provided by, or on behalf of, Seller as such Buyer chooses to conduct, and to review title, survey and environmental matters. Closing will take place on September 19, 2007 (the “Date of Closing”). In the event that any Buyer disapproves of any matters affecting any Parcel in accordance with the terms hereof, and the related Seller does not commit to resolve the same to such Buyer’s satisfaction, or if the conditions precedent to Closing set forth in Paragraph 5 are not satisfied as of the Date of Closing, any Buyer may terminate this Agreement with respect to all Parcels by submitting written notice of termination to ONB.
     5. Closing. The closing of the sale of the Property (the “Closing”) shall be held, subject to the fulfillment of all conditions to Buyers’ obligations to close or waiver thereof by Buyers, on the Date of Closing. At Closing, the related Seller shall execute and deliver to Chicago Title Insurance Company, 171 N. Clark Street; 04CI Chicago IL 60601-3294, Attention: Ron Szopa, or to Buyers’ counsel, as escrow agent (“Escrow Agent”), the following with respect to each Parcel:
          (a) A warranty deed, in substantially the form attached hereto as Exhibit D hereto, conveying fee simple title to such Parcel from the related Seller to the related Buyer, and a bill of sale and assignment, in substantially the form attached hereto as Exhibit E hereto, conveying title to all personal property, if any, included as part of the Parcel, in each case free and clear of all liens, charges, encumbrances, easements, covenants and restrictions except for (i) unpaid taxes not yet due and payable, (ii) matters shown on the related Survey, and (iii) the Permitted Exceptions (as defined in Paragraph 9) for such Parcel;
          (b) copies of all surveys, plans, specifications, structural and engineering reports, manuals, warranties and guarantees described in paragraph 1(c) to the extent located by the related Seller;

          (c) An affidavit stating that the related Seller is not a “foreign person” within the meaning of Section 1445(f)(3) of the Internal Revenue Code of 1986;
          (d) Any customary affidavits reasonably required by the Title Company to issue its title policy(ies) to the related Buyer;
          (e) All other documents affecting title to and possession of such Parcel and necessary to transfer or assign the same to the related Buyer, free and clear of all liens, security interests, charges and encumbrances, except the Permitted Exceptions;
          (f) A copy of a resolution for such Seller authorizing the sale of the Parcel in accordance with the terms of this Agreement, and further authorizing the execution of all Closing documents and the performance of all other acts necessary to close the sale of the Parcel in accordance with the terms of this Agreement;
          (g) A secretary’s certificate relating to incumbency and organizational documents for each Seller and for Old National Bancorp (“Bancorp”);
          (h) A copy of the certificate of occupancy or legal equivalent thereof for such Parcel or letters from the applicable governmental agency that such certificates are not available;
          (i) A copy of the most recent property tax bill with respect to such Parcel;
          (j) The Commitment for such Parcel from the Title Company; and
          (k) Other documents and certificates reasonably requested by the related Buyer.
In addition, each Buyer’s obligation hereunder to purchase its related Parcels shall be conditioned on (1) no material adverse change in the financial condition, assets, operations, business or prospects of ONB or Bancorp from that set forth in the audited financial statements of such entity for the year ended December 31, 2006, and (2) the receipt by such Buyer of the following, each of which shall be in form and substance satisfactory to such Buyer in its reasonable determination:
          (i) An appraisal for each Parcel being purchased by such Buyer that meets the requirements of the Financial Institutions Reform, Recovery and Enforcement Act of 1989 and which shows that the fair market value of each such Parcel is not less than the Purchase Price therefor, plus any transaction costs funded by such Buyer;
          (ii) A Phase I Environmental Assessment and, if further investigation is recommended in such assessment, a Phase II Environmental Assessment for each Parcel (the “Environmental Reports”) being purchased by such Buyer by an environmental services firm satisfactory to such Buyer;
          (iii) A property condition report for each Parcel being purchased by such Buyer conducted by an engineering firm satisfactory to such Buyer (the “Property Condition Reports”);

          (iv) A zoning report for each Parcel being purchased by such Buyer conducted by a firm satisfactory to such Buyer (the appraisals, environmental audits, zoning reports and Property Condition Reports for the Properties described in the foregoing clauses (i) through (iv) herein called collectively the “Property Reports”);
          (v) A fully executed original counterpart of a lease substantially in the form attached hereto as Exhibit C (the “Lease”) for the Parcels being purchased by such Buyer duly executed by ONB, a Lease Supplement (as defined in such Lease) for each such Parcel executed by ONB (and by ONB Insurance with respect to the ONB Insurance Property), a memorandum of lease in recordable form, duly executed by ONB (and by ONB Insurance with respect to the ONB Insurance Property) for each such Parcel, and a lease guaranty in the form attached hereto as Exhibit F (the “Lease Guaranty”), duly executed by Bancorp;
          (vi) Insurance certificates as required under the related Lease for the Parcel being purchased by such Buyer;
          (vii) A copy of a resolution for each of ONB and ONB Insurance authorizing the lease of the Parcel being purchased by such Buyer in accordance with the terms of the Leases, and a copy of a resolution for Bancorp, authorizing the guaranty of the Leases; and
          (viii) An opinion of counsel for ONB, ONB Insurance and Bancorp.
     At Closing, each Buyer shall execute and/or deliver to the related Seller with respect to the Parcels being purchased by such Buyer (i) the Purchase Prices for such Parcels, and (ii) any other document or instrument reasonably required by such Seller.
     ONB (and ONB Insurance, in the case of the ONB Insurance Property) shall pay 100% of the cost of all recordation, transfer and intangible taxes imposed on the warranty deeds for the Property and the cost of recording any title curative documents, including, without limitation, satisfactions of deeds to secure debt, mortgages and deeds of trust, and financing statement terminations. At Closing, ONB (or ONB Insurance, with respect to the ONB Insurance Property) shall pay for (i) each Buyer’s owner’s title insurance premium (including all endorsements requested by such Buyer that are legally available in the related jurisdiction) for policies issued pursuant to the Commitments, and title search costs, (ii) the cost of the Surveys of each Parcel, (iii) the cost of the Property Reports for each Parcel, (iv) all costs and fees of the Escrow Agent, (v) Seller’s, Buyers’ and Buyers’ lenders’ legal expenses, (vi) all mortgage recording taxes and fees, and the mortgagees’ title policies for Buyers’ lenders, (vii) all costs of forming the Buyers and registering the Buyers to do business in Indiana and Kentucky, (viii) the lenders’ trustee’s fees and (ix) all other out of pocket expenses incurred by SunTrust Equity Funding, LLC (“STEF”), the sole member of each Buyer, in connection with the transactions contemplated hereby, including, without limitation, all travel expenses. The Closing and delivery of all such documents shall take place as shall be mutually agreeable to the parties. Seller agrees to deliver possession of each Parcel to the related Buyer on the Date of Closing, subject only to rights of ONB, as tenant, under the Lease related to such Parcel.

     6. Lease. Each Parcel shall be leased to ONB (and to ONB Insurance, in the case of the ONB Insurance Property) under a net lease in form substantially identical to that attached hereto as Exhibit C.
     7. Termination. If Closing does not occur on or before the Date of Closing, time being of the essence, and (i) all of the conditions precedent to Buyers’ obligation to close set forth in this Agreement have been satisfied and (ii) neither Seller is in breach of any of its obligations to any Buyer contained in this Agreement, ONB may terminate this Agreement upon written notice to Buyers.
     8. Income and Expenses of the Property. Through the Date of Closing, ONB (or ONB Insurance, in the case of the ONB Insurance Property) shall pay, or cause to be paid, when due any payments of principal and interest secured by any liens or encumbrances on the Property. ONB (or ONB Insurance, in the case of the ONB Insurance Property) shall be responsible for all expenses of the Property, and shall be entitled to all income from the Property, attributable to the period prior to Closing. ONB (or ONB Insurance, in the case of the ONB Insurance Property) agrees that all expenses related to the Property or otherwise accrued for the period prior to the Date of Closing shall be paid in full by ONB (or ONB Insurance, in the case of the ONB Insurance Property) when due.
     ONB (and ONB Insurance, in the case of the ONB Insurance Property) shall indemnify, defend and hold the related Buyer harmless from and against any costs, expenses, penalties or damages, including reasonable attorneys’ fees, resulting from any failure by ONB (or ONB Insurance, in the case of the ONB Insurance Property) to timely pay or cause to be paid any of the items described in this paragraph 8 that are attributable to the period on or before the Date of Closing of a Parcel of the Property.
     9. Title Examination. The matters listed on Schedule 1 attached hereto are “Permitted Exceptions.” From the date of this Agreement (the “Effective Date”) no Seller shall consent to, or permit to exist, any encumbrances, easements or other restrictions to be placed on or granted with respect to any Parcel, other than any matters consented to by the related Buyer in writing and the Permitted Exceptions (such encumbrances prohibited hereby being “Seller Encumbrances”).
     The title exceptions set forth in the Commitment for each Parcel shall reflect only the Permitted Exceptions pertinent to such Parcel and any title matters consented to in writing by the related Buyer. Each Commitment shall include such endorsements as may be reasonably requested by the related Buyer and that are available in the applicable jurisdiction. The related Seller shall have obtained the commitment of the title company to insure the so-called “gap period” at Closing. The related Seller shall be responsible for satisfying all the requirements of the Commitment on or before the Date of Closing.
     10. Broker’s/Advisor’s Fees. Each Seller represents and warrants to each Buyer, and each Buyer represents and warrants to each Seller, that no brokers’ or real estate commissions or similar fees will be due as a result of any Seller’s or any Buyer’s, as the case may be, retention of, or obligation to, any broker or agent in connection with Closing the sale of the Property. Each party agrees to indemnify the other against any cost and expense (including reasonable attorneys’ fees) incurred by the other as a result of the untruthfulness or inaccuracy of the foregoing representation.
     11. Representations, Warranties by Seller. Each Seller represents to each Buyer that:
          (a) Such Seller has all requisite power and authority to execute this Agreement, the Closing Documents listed in Paragraph 5 and all other documents required to be delivered by such Seller, and to assume and perform all of its obligations under this Agreement and such Closing Documents. The execution of this Agreement by such Seller, and the performance by such Seller of its obligations hereunder, do not require the consent of any third party, including any governmental authority.
          (b) The execution and delivery of this Agreement, and the performance by such Seller of its obligations hereunder, have been duly authorized by such corporate action as may be required, and the execution and delivery of this Agreement, and the sale of the Property do not and will not violate, or create a lien pursuant to, the organizational documents of such Seller, any judgment, order, agreement, indenture or contract to which such Seller is a party, or any law, ordinance, rule or regulation applicable to such Seller, or by which such Seller is bound. Upon execution by such Seller, this Agreement and the other documents and agreements to be executed by such Seller in connection with the transactions contemplated by this Agreement, shall constitute the legal, valid and binding obligations of such Seller, enforceable against such Seller in accordance with their respective terms, subject to general equitable principles and to applicable bankruptcy, insolvency, reorganization and similar laws affecting the enforcement of creditors’ rights generally.
          (c) ONB is a national bank duly organized, validly existing and in good standing under the laws of United States of America. ONB Insurance is an Indiana corporation, duly organized, validly existing and in good standing under the laws of the State of Indiana. Such Seller has full power and authority to own and sell the Parcel or Parcels being sold by such Seller, to enter into this Agreement and to consummate the transactions contemplated hereby.
          (d) There shall be no service, maintenance, property management, leasing or other contracts affecting any Parcel in existence as of the Date of Closing to which either Buyer or such Parcel shall be bound or be subject after the Closing, except for those which will be the obligations of ONB (or ONB and ONB Insurance with respect to the ONB Insurance Property), as tenant under the related Lease (and not obligations of the related Buyer). Such Seller has disclosed to the related Buyer all existing leases with respect to any portion of any Parcel. Neither such Seller nor any Parcel is subject to any obligation or agreement, including any right of first refusal, which could prevent such Seller from completing the sale of such Parcel to the related Buyer under this Agreement.
          (e) There is no action, suit, proceeding, litigation, administrative agency action, condemnation proceeding or proceeding of any kind pending or, to such Seller’s knowledge, threatened against such Seller affecting or questioning such Seller’s title to, right to sell or use, maintenance or operation of any Parcel, including any requests for public dedication, nor does such Seller know of any basis for any such action. such Seller has received no written notice from any governmental agency of any violation by such Seller of any law, rule or regulation with respect to such Seller’s ownership, use, occupancy, maintenance or operation of any Parcel.
          (f) To such Seller’s knowledge, other than as set forth in the Environmental Report for such Parcel, (1) no Parcel contains any “Hazardous Materials” (as defined below) in violation of any applicable “Environmental Laws” (as defined below), (2) no Parcel is subject to federal, state or local regulations or liability because of the presence of stored, leaked, spilled or disposed petroleum products, waste materials or debris, underground storage tanks, “PCBs” or PCB items (as defined in 40 C.F.R. §761.3), “asbestos” (as defined in 40 C.F.R. §763.63), or the past or present accumulation, treatment, storage, disposal, spillage or leakage of any Hazardous Materials; (3) no portion of any Land has been used for the disposal of Hazardous Materials nor have any wetlands or tidal waters, as those terms are defined in 33 C.F.R. §328.3 been filled in violation of any Environmental Laws; and (4) no Hazardous Materials have been generated, treated, stored, recycled, transported, released, discharged, emitted, disposed of or otherwise handled at, on or under any Parcel except in de minimis quantities stored, used and disposed of in accordance with all applicable Environmental Laws. As used in this Paragraph 11(f), the term “Hazardous Materials” shall mean any contaminant, oil, petroleum or petroleum by-product, asbestos or asbestos-related products, hazardous wastes, hazardous substances, hazardous materials, toxic substances, hazardous air pollutants or toxic pollutants, as those terms are defined in Environmental Laws; the term “Environmental Laws” shall mean the Resource Conservation and Recovery Act (42 U.S.C.A. §§6901 et seq.), the Comprehensive Environmental Response, Compensation and Liability Act of 1980 (42 U.S.C.A. §§9601 et seq.), the Hazardous Materials Transportation Act (42 U.S.C.A. §§1801 et seq.), the Toxic Substances Control Act (15 U.S.C.A. §§2601 et seq.), the Clean Air Act (42 U.S.C.A. §§7401 et seq.), and the Clean Water Act (33 U.S.C.A. §§1251 et seq.), any amendments thereto, and any regulations promulgated pursuant thereto, and any other federal, state or local laws dealing with the environment, health or safety related to the environment or any other state or local law, regulation or ordinance relating to the foregoing matters.
          (g) Except as noted in the Property Reports, all buildings and improvements on the Land constituting a portion of a Parcel owned by such Seller fully conform with all applicable zoning ordinances and regulations (as modified by any “special exceptions” or “special use permits” or the like), building, health, fire and safety codes and restrictions and other laws, ordinances, rules and regulations except to a de minimis extent not materially and adversely affecting the use, occupancy, maintenance, ownership, marketability, operation, value or mortgageability of such Parcel, and all Improvements are located entirely within the boundaries of the Land.
          (h) No assessments or charges for any public improvements have been made against any Parcel being sold by such Seller which remain unpaid, except as may be shown in the Commitment for such Parcel, and such Seller has no knowledge of any plans for improvements which might give rise to a special assessment.
     Each Seller hereby agrees that the truthfulness of each of the foregoing representations is a condition precedent to the performance by each Buyer of its obligations under this Agreement.

     12. Representations, Warranties by Buyers. Each Buyer represents to each Seller that such Buyer has all requisite power and authority to execute this Agreement and all other documents required to be delivered by such Buyer hereunder and to perform all of its obligations under this Agreement and such other documents, that the execution and delivery of this Agreement and the performance by such Buyer of its obligations hereunder have been duly authorized by such action as may be required, that no further action, consent or approval is required in order to constitute this Agreement as a binding and enforceable obligation of such Buyer, and that such Buyer is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware.
     13. Defaults. If any of the representations of any Seller contained in this Agreement are inaccurate, or any Seller defaults in the performance of any other obligation of such Seller set forth in this Agreement, and, in each case, such Seller has failed to cure such inaccuracy or default within five (5) business days after written notice from a Buyer, Buyers may terminate this Agreement with respect to all of the Parcels by delivery of written notice of such termination to ONB. ONB shall be responsible for the payment of, or reimbursement of each Buyer for, all reasonable costs and expenses incurred by any Buyer in connection with the transaction contemplated by this Agreement, including all reasonable legal fees and expenses, and all costs for the Surveys and the Property Reports.
     If any Buyer defaults in the performance of any of its obligations under this Agreement, ONB shall be entitled to receive and retain from Buyers copies of the Surveys and the Property Reports (provided that ONB has either paid the cost for the preparation of such material or has reimbursed Buyers therefor) and neither party shall have any other claim against the other.
     14. Damage, Destruction and Eminent Domain.
          (a) If, prior to the Date of Closing, any Parcel or any part thereof is damaged or destroyed by fire, the elements or any other destructive force or cause to the extent that repairing such damage or destruction is reasonably estimated to cost Two Hundred Thousand and 00/100 Dollars ($200,000.00) or more, then, within a reasonable time of any such damage or destruction, ONB (or ONB Insurance in the case of the ONB Insurance Property) shall give a written notice to the related Buyer specifying the insurance carrier’s estimate of the amount of insurance payable as the result of such damage or destruction. Within ten (10) business days after the related Buyer has received the written notice described in the preceding sentence, the related Buyer may elect to terminate this Agreement by delivery of written notice to ONB. If the related Buyer elects to consummate the purchase despite the damage or destruction, or if any lesser damage or destruction has occurred, there shall be no reduction in or abatement of the Purchase Price for the related Parcel, and the parties shall treat such casualty damage as having occurred during the term of the applicable Lease.
          (b) If, prior to the Date of Closing any judicial, administrative, or other condemnation proceedings are instituted or threatened in which a taking of any Parcel is proposed that exceeds Two Hundred and 00/100 Dollars ($200,000.00) in value, including any consequential damages to the Parcel, then within a reasonable time of receipt by it of notice of the institution of any judicial, administrative, or other condemnation proceedings involving the Parcel, ONB (or ONB Insurance in the case of the ONB Insurance Property) shall give a written notice to the related Buyer. Within ten (10) business days after a Buyer has received the written notice described in the preceding sentence, the related Buyer may elect to terminate this Agreement by delivery of written notice to ONB. If the related Buyer elects to consummate the purchase despite the institution of condemnation proceedings, or if it appears that the value of the proposed taking, including any consequential damages to the Parcel, shall total less than Two Hundred Thousand and 00/100 Dollars ($200,000.00), there shall be no reduction in or abatement of the Purchase Price, and the parties shall treat such condemnation as having occurred during the term of the applicable Lease.
     15. Repair. Each Seller hereby agrees that, with respect to each Parcel for which the Property Condition Report recommended repairs, which Parcels are identified on Exhibits A-1 and A-2, the related Seller shall complete such repairs, at its expense, promptly after the date hereof, but in any event on or before the date that is six (6) months after the Closing Date, provided that with respect to the Parcel identified as “Site 81” on Exhibit A, such repairs shall be completed on or before the date that is five (5) months after the Closing Date. All such repairs shall be done in a good and workmanlike manner, in accordance with all applicable laws, rules and regulations and otherwise in accordance with the standards for maintenance set forth in the Leases. The related Seller shall promptly pay and discharge any and all liens and encumbrances resulting from the performance of such work. The related Seller shall notify the related Buyer when the repair work for each such Parcel has been completed, and shall provide such information and confirmation with respect thereto as such Buyer shall reasonably request. In addition, with respect to the repair work for Site 81, the related Buyer may retain LandAmerica to inspect such Parcel after the related Seller has notified such Buyer that such repair work has been completed to confirm the status of such work; such Seller agrees to pay, or promptly reimburse such Buyer for, all costs and expenses incurred by Buyer with respect to such inspection and the preparation of the related report. If a Seller fails to perform such repair work in the time frame and in accordance with the standards provided for in this Section 15, the related Buyer may (i) require such Seller to deposit with such Buyer the anticipated cost of such repair in cash, which cash may be drawn by such Buyer to pay for the costs of such repair and/or (ii) cause such repairs to be made, and such Seller agrees to provide such Buyer with access to the related Parcel to perform such repair (and such action by such Buyer shall not be considered to be a violation of such Seller’s quiet enjoyment of such Parcel under the related Lease). Any amounts remaining on deposit with a Buyer after the related repairs have been completed shall be returned to the related Seller. Sellers’ obligations under this Section 15 shall survive the Closing.
     16. Certain Post Closing Matters ONB hereby agrees to promptly perform, at its expense, the obligations set forth on Schedule 2 hereto.
     17. Assignment. No Buyer may assign this Agreement without prior written consent of ONB, except that any Buyer may assign this Agreement to STEF, or any wholly owned subsidiary of, or other entity controlled by, STEF.
     18. Marketing. STEF and each Buyer shall have the right to market each of the Parcels from and after the Closing Date, and in connection therewith and in connection with general marketing of STEF’s services, shall have the right to use the name and logo of ONB, ONB Insurance and Bancorp in tombstones, newspaper advertisements, trade publications, brokers’ websites and other similar media, provided that STEF has shown ONB, ONB Insurance and Bancorp the general form of such marketing materials that contain ONB’s, ONB Insurance’s and Bancorp’s logo and ONB and Bancorp have approved such form, which approval shall not be unreasonably withheld (it being understood that (i) if ONB, ONB Insurance and Bancorp have approved the form of the marketing materials, neither ONB’s, ONB Insurance’s nor Bancorp’s consent shall be further required for each use or dissemination of such materials or for any updating of such materials, so long as such updating does not involve any material change in the use of such logos and (ii) if ONB, ONB Insurance or Bancorp believe, in the exercise of their reasonable business judgment, that ONB’s, ONB Insurance’s and Bancorp’s logo and/or name is being used in a manner that could be detrimental to ONB, ONB Insurance or Bancorp, ONB, ONB Insurance and Bancorp may withdraw their consent by written notice to STEF, in which case STEF shall cease using such logo and/or name within ten (10) days of receipt by STEF of such notice).
     19. Notices. Any notice, demand, communication or election required or permitted to be given or served upon either party shall be deemed given or served in accordance with the provisions of this Agreement, if the notice or election is delivered by (i) facsimile which shall be deemed received if a confirmation is received by the sender during normal business hours, (otherwise deemed to be received during the next business day), (ii) overnight air courier, which shall be deemed received on the next business day or (iii) personal delivery to or by mailing the notice or election in a sealed wrapper by United States registered or certified mail, return receipt requested, postage prepaid, which shall be deemed received three business days after sent, in each case properly addressed as follows:

If to any Buyer:	c/o SunTrust Equity Funding, LLC
303 Peachtree Street, 24th Floor
Mail Code 3951
Atlanta, GA 30308
Attention: Allison McLeod
Facsimile: 404-230-1344

With a copy to:	Greenberg Traurig, LLP
77 West Wacker Drive, Suite 2500
Chicago, IL 60601
Attention: Julia Sarron
Facsimile: 312-899-0396

If to a Seller:	Old National Bank/ONB Insurance Group
One Main Street
Evansville, Indiana 47708
Attention: Office of General Counsel
Facsimile: (812) 468-0399

With a copy to:	Ziemer, Stayman, Weitzel & Shoulders, LLP
20 N.W. First Street
P.O. Box 916
Evansville, Indiana 47706-0916

Attention: Marco L. DeLucio
Facsimile: (812) 421-5089
Either party may change its address for the service of notice by delivering written notice of the change to the other party, in the manner provided above at least five (5) business days prior to the effective date of the change.
     20. Time of the Essence. Time shall be of the essence in the performance of all obligations under this Agreement. If the time period by which any right, option or election provided under this Agreement must be exercised, or by which any act required under this Agreement must be performed, or by which Closing must be held, expires on a Saturday, Sunday or a holiday, then such time period shall be automatically extended to the next business day, except as otherwise provided herein.
     21. Captions. The paragraph headings or captions appearing in this Agreement are for convenience only, are not a part of this Agreement and are not to be considered in interpreting this Agreement.
     22. Entire Agreement, Modification. This Agreement and its Exhibits constitute the entire and complete agreement between the parties and supersedes any prior oral or written agreements between the parties with respect to the sale of the Property. It is expressly agreed that there are no verbal understandings or agreements which in any way change the terms, covenants and conditions set forth in this Agreement, and that no modification of this Agreement and no waiver of any of its terms and conditions shall be effective unless it is made in writing and duly executed by both parties hereto.
     23. Binding Effect. All covenants, agreements and provisions of this Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and permitted assigns.
     24. Controlling Law. This Agreement has been made and entered into under the laws of the State of Indiana, and those laws shall control the interpretation of this Agreement.
     25. Counterpart and Facsimile. This Agreement may be executed and delivered with the exchange by facsimile or overnight air courier of separate signature pages.
     26. Waiver of Jury Trial. SELLER AND EACH BUYER HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL UNDER THE LAWS OF THE STATE OF INDIANA OR OTHERWISE OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF, DIRECTLY OR INDIRECTLY, THIS AGREEMENT, ANY OF THE RELATED DOCUMENTS, ANY DEALINGS AMONG BUYERS OR SELLER RELATING TO THE SUBJECT MATTER OF THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT OR ANY RELATED TRANSACTIONS, AND/OR THE RELATIONSHIP THAT IS BEING ESTABLISHED AMONG BUYERS AND SELLER. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT (INCLUDING, WITHOUT LIMITATION,

CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS). THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT, ANY RELATED DOCUMENTS, OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT OR ANY RELATED TRANSACTIONS. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed under seal as of the day and year first above written.

SELLER:

OLD NATIONAL BANK, a national banking association

By:	/s/ Christopher A. Wolking

Name: Christopher A. Wolking
Title: Executive Vice President and Chief Financial Officer

ONB INSURANCE GROUP, INC.

By:	/s/ Christopher A. Wolking

Name: Christopher A. Wolking
Title: Senior Executive Vice President
PURCHASE AND SALE
AGREEMENT

BUYERS:

ONB CTL PORTFOLIO LANDLORD #1, LLC, a Delaware limited liability company

By: SunTrust Equity Funding, LLC, its manager

By:	/s/ R. Todd Shutley

Name: R. Todd Shutley
Title: Senior Vice President and Manager

ONB CTL PORTFOLIO LANDLORD #2, LLC, a Delaware limited partnership

By: SunTrust Equity Funding, LLC, its manager

By:	/s/ R. Todd Shutley

Name: R. Todd Shutley
Title: Senior Vice President and Manager

ONB CTL PORTFOLIO LANDLORD #3, LLC, a Delaware limited partnership

By: SunTrust Equity Funding, LLC, its manager

By:	/s/ R. Todd Shutley

Name: R. Todd Shutley
Title: Senior Vice President and Manager

ONB CTL PORTFOLIO LANDLORD #4, LLC, a Delaware limited partnership

By: SunTrust Equity Funding, LLC, its manager

By:	/s/ R. Todd Shutley

Name: R. Todd Shutley
Title: Senior Vice President and Manager
PURCHASE AND SALE
AGREEMENT

ONB CTL PORTFOLIO LANDLORD #5, LLC, a Delaware limited partnership

By: SunTrust Equity Funding, LLC, its manager

By:	/s/ R. Todd Shutley

Name: R. Todd Shutley
Title: Senior Vice President and Manager
PURCHASE AND SALE
AGREEMENT

EXHIBIT A-1
ONB PROPERTY LIST

					Repairs
Site	Banking Center			Purchase	(Yes or
No.	Name	Address	City, State, Zip	Price	No)
59	Anderson — East	219 S Scatterfield	Anderson IN 46012-5106	$2,521,620.00	Yes
60	Anderson — North	1501 Broadway	Anderson IN 46012-2442	$2,368,320.00	Yes
61	Bell Oaks	8577 Ruffian Ln	Newburgh IN 47630-3400	$5,938,500.00	Yes
63	Hebron	4500 Washington Ave	Evansville IN 47714-0893	$3,901,660.00	Yes
64	Hwy 54	3230 Mt. Moriah Ave.	Owensboro KY 42303	$2,866,580.00	No
66	Indianapolis — 96th and Gray	4805 E 96th St	Indianapolis IN 46240-1449	$3,626,450.00	Yes
67	Indianapolis — Geist	9901 Fall Creek Rd	Indianapolis IN 46256	$2,959,700.00	No
68	Indianapolis — Greenwood	900 S State Rd 135	Greenwood IN 46143-9414	$3,626,450.00	Yes
69	Indianapolis — Zionsville	385 S Main	Zionsville IN 46077-1624	$3,178,710.00	Yes
70	Jasper — Germantown	3603 Newton St	Jasper IN 47546-8014	$2,585,000.00	No
71	Jasper — Main	One DCB Plaza	Jasper IN 47546-2958	$7,545,807.00	Yes
72	Jasper — The Crossing	771 2nd St	Jasper IN 47545-2649	$767,505.00	No
73	Mt Vernon Main	402 Main St	Mt Vernon IN 47620-1844	$6,076,000.00	Yes
74	Muncie — Southside	2401 S Madison St	Muncie IN 47302-4160	$3,011,800.00	No
75	Owensboro — Southtown	1215 Southtown Blvd	Owensboro KY 42301-7473	$2,871,000.00	No
76	Owensboro — West Parrish	3012 W Parrish	Owensboro KY42301-2695	$1,971,750.00	No
77	Princeton	1703 W Broadway	Princeton IN 47670-1091	$4,007,220.00	Yes
78	Red Bank	5124 Pearl Dr	Evansville IN 47712-8109	$5,684,000.00	Yes
79	Richmond — Eastside	3433 E Main St	Richmond IN 47374-5930	$2,572,350.00	No
80	Tell City Southside	133 Old Hwy Rd	Tell City IN 47586-2771	$1,485,000.00	No
81	Terre Haute — Main	701 Wabash Ave	Terre Haute IN 47808-3219	$7,032,400.00	Yes
82	Terre Haute — Northside Fin	1825 Lafayette Ave	Terre Haute IN 47804-1422	$4,500,000.00	No
83	Vincennes — Hart St	1905 Hart St	Vincennes IN 47591-5519	$4,176,000.00	No
84	Washington — East Side	311 SE 21st St	Washington IN 47501-1758	$3,248,000.00	No
85	West Side	2121 Franklin St	Evansville IN 47712-5167	$4,058,080.00	Yes

EXHIBIT A-2
ONB INSURANCE PROPERTY LIST

					Repairs
Site	Banking Center			Purchase	(Yes or
No.	Name	Address	City, State, Zip	Price	No)
65	I&RM	111 Chestnut Hills Pkwy	Ft Wayne IN 46814	$7,125,000.00	No

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EXHIBIT F
FORM OF LEASE GUARANTY
     In consideration of and as an inducement for the granting, execution and delivery of the Master Lease Agreement, dated as of September 19, 2007 (hereinafter, as amended and supplemented from time to time, called the “Lease”), a copy of which is attached hereto as Exhibit A, by                                                             , the Landlord therein named (hereinafter, together with its successors and assigns, called “Landlord”), to Old National Bank, a national banking association, the Tenant therein named (hereinafter, together with its successors and assigns, called “Tenant”), and in further consideration of the sum of One Dollar ($1.00) and other good and valuable consideration paid by Landlord to the undersigned, OLD NATIONAL BANCORP, an Indiana corporation (hereinafter called “Lease Guarantor”), intending to be legally bound, hereby guarantees to Landlord the full and prompt payment when due of all rent and any and all other sums and charges payable by Tenant under the Lease, and the full, faithful and prompt performance and observance of all the covenants, terms, conditions, and agreements in the Lease provided to be performed and observed by Tenant (collectively, the “Obligations”); and Lease Guarantor does hereby become surety to Landlord for and with respect to all of the Obligations. Lease Guarantor is the direct or indirect owner of all outstanding shares of Tenant and Lease Guarantor acknowledges that it will derive substantial benefits from the Lease. Capitalized terms used in this Guaranty and not otherwise defined herein shall have the meanings assigned thereto in the Lease.
     Lease Guarantor hereby covenants and agrees to and with Landlord that if an Event of Default shall at any time occur (after the giving of all required notices and after the expiration of all applicable cure periods) as a result of Tenant’s failure to pay Basic Rent or Additional Rent or other sums or charges payable by Tenant under the Lease or in the performance of any of the covenants, terms, conditions or agreements contained in the Lease, or as otherwise provided in paragraph 19 of the Lease, Lease Guarantor will forthwith pay such rent or other sums or charges to Landlord, and any arrears thereof, and will forthwith faithfully perform and fulfill all of such covenants, terms, conditions and agreements, and will forthwith pay to Landlord, all damages and all costs and expenses that may arise in consequence of any Event of Default under the Lease (including, without limitation, all reasonable attorneys’ fees incurred by Landlord in connection with any such Event of Default and/or the enforcement of this Guaranty). In addition, Lease Guarantor hereby covenants and agrees to and with each Indemnitee that if an Event of Default shall at any time occur as a result of failure by Tenant to pay any indemnity due and payable by Tenant under the Lease, Lease Guarantor will forthwith pay such indemnity to such Indemnitee, and Lease Guarantor hereby agrees that each Indemnitee shall be a third party beneficiary hereunder and may directly enforce its rights under this sentence against Lease Guarantor.
     This Guaranty is an absolute and unconditional guaranty of payment (and not merely of collection) and of performance and is a surety agreement. Lease Guarantor’s liability hereunder is direct and may be enforced without Landlord being required to resort to any other right, remedy or security and this Guaranty shall be enforceable against Lease Guarantor, its successors and assigns, without the necessity for any suit or proceedings on Landlord’s part of any kind or nature whatsoever against Tenant. Lease Guarantor hereby expressly agrees that the validity of

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this Guaranty and the obligations of Lease Guarantor hereunder shall in nowise be terminated, affected or impaired by reason of the assertion or the failure to assert by Landlord against Tenant of any of the rights or remedies reserved to Landlord pursuant to the provisions of the Lease.
     This Guaranty shall be a continuing guaranty, and (whether or not Lease Guarantor shall have notice or knowledge of any of the following) the liability and obligation of Lease Guarantor hereunder shall be absolute and unconditional and shall remain in full force and effect without regard to, and shall not be released, discharged or in any way impaired by (a) any amendment or modification of, or supplement to, or extension or renewal of, the Lease, or any assignment or transfer thereof; (b) any exercise or non-exercise of any right, power, remedy or privilege under or in respect of the Lease or this Guaranty or any waiver, consent or approval by Landlord with respect to any of the covenants, terms, conditions or agreements contained in the Lease or any indulgences, forbearances or extensions of time for performance or observance allowed to Tenant from time to time and for any length of time (it being understood that Lease Guarantor’s guaranty obligations hereunder will be a guaranty of Tenant’s obligations under the Lease after taking into account each such waiver, consent, approval, indulgence, forbearance and extension approved by Landlord); (c) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or similar proceeding relating to Tenant, its successors and assigns or their properties; (d) any limitation on the liability or obligation of Tenant under the Lease or its estate in bankruptcy or of any remedy for the enforcement thereof, resulting from the operation of any present or future provision of the federal or state bankruptcy law or any other statute or from the decision of any court; (e) any sublease or transfer by Tenant or any assignment of its interest under the Lease; or (f) any termination of the Lease prior to the expiration of its Term, including as a result of any rejection thereof in any bankruptcy or insolvency proceeding involving Tenant. This Guaranty shall remain in force and be binding on Lease Guarantor until the satisfaction of all of Tenant’s payment obligations under the Lease during the term of the Lease and any renewals of the Lease.
     All of Landlord’s rights and remedies under the Lease and under this Guaranty are intended to be distinct, separate and cumulative and no such right and remedy therein or herein mentioned is intended to be in exclusion of or a waiver of any of the others. No termination of the Lease or taking or recovering of the premises demised thereby shall deprive Landlord of any of its rights and remedies against Lease Guarantor under this Guaranty. This Guaranty shall apply to the Obligations pursuant to any extension, renewal, amendment, modification and supplement of or to the Lease, as well as to the Obligations thereunder during the original Term thereof in accordance with the original provisions thereof.
     The Lease Guarantor hereby waives any requirement that the Landlord protect, secure, perfect or insure any security interest or lien or any property subject thereto.
     The Obligations will be paid strictly in accordance with the terms of the Lease, regardless of the value, genuineness, validity, regularity or enforceability of the Obligations, and of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Landlord with respect thereto. The liability of the Lease Guarantor to the extent herein set forth shall be absolute and unconditional, not subject to any reduction, limitation, impairment, termination, defense, offset, counterclaim or recoupment whatsoever (all of which are hereby expressly waived by the Lease Guarantor), whether by reason of any claim

4

of any character whatsoever, including, without limitation, any claim of waiver, release, surrender, alteration or compromise, or by reason of any liability at any time to the Lease Guarantor or otherwise, whether based upon any obligations or any other agreements or otherwise, howsoever arising, whether out of action or inaction or otherwise and whether resulting from default, willful misconduct, negligence or otherwise, and without limiting the foregoing, irrespective of: (a) any lack of validity or enforceability of the Lease or of any agreement or instrument relating thereto; (b) any change in the time, manner or place of payment of, or in any other term in respect of, all or any of the Obligations, or any other amendment or waiver of or consent to Obligations, or any other amendment or waiver of or consent to any departure from the Lease or any other agreement relating to any Obligations; (c) any increase in, addition to, exchange or release of, or nonperfection of any lien on or security interest in, any collateral or any release or amendment or waiver of or consent to any departure from or failure to enforce any other guarantee, for all or any of the indebtedness; (d) any other circumstance which might otherwise constitute a defense available to, or a discharge of, the Tenant in respect of the obligations of the Lease Guarantor in respect hereof; (e) the absence of any action on the part of the Landlord to obtain payment for the Obligations from the Tenant; (f) any insolvency, bankruptcy, reorganization or dissolution, or any proceeding of the Tenant or the Lease Guarantor, including, without limitation, rejection of the guaranteed Obligations in such bankruptcy; or (g) the absence of notice or any delay in any action to enforce any Obligations or to exercise any right or remedy against the Lease Guarantor or the Tenant, whether hereunder, under any Obligations or under any agreement or any indulgence, compromise or extension granted.
     Lease Guarantor further agrees that, to the extent that the Tenant or the Lease Guarantor makes a payment or payments to the Landlord, which payment or payments or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to the Tenant or the Lease Guarantor or their respective estate, trustee, receiver or any other party under any bankruptcy law, state or federal law, common law or equitable cause, then to the extent of such payment or repayment, this Guaranty and the advances or part thereof which have been paid, reduced or satisfied by such amount shall be reinstated and continued in full force and effect as of the date of such initial payment, reduction or satisfaction occurred.
     Lease Guarantor represents and warrants to Landlord that (a) Lease Guarantor is duly organized and validly existing under the laws of the state of Indiana; (b) the execution and delivery of this Guaranty has been duly authorized by all necessary corporate action on the part of Lease Guarantor, and this Guaranty has been duly executed and delivered by Lease Guarantor, (c) the making of this Guaranty does not (i) require any vote or consent of shareholders of Lease Guarantor, or the filing or registration with, consent or approval of, or notice to, with or by any governmental authority or any other person, except for consents that have been obtained prior to the execution hereof and are in full force and effect, (ii) result in or cause a default under or violation of, or create a lien pursuant to, the Lease Guarantor’s organizational documents, or any agreement, indenture, contract, order, decree or judgment to which the Lease Guarantor is a party or by which the Lease Guarantor is bound; or (iii) violate any law, rule or regulation to which the Lease Guarantor is subject; (d) Tenant is a wholly owned direct or indirect subsidiary of Lease Guarantor; (e) this Guaranty constitutes the legal, valid and binding obligation of Lease Guarantor, enforceable against Lease Guarantor in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the

5

enforcement of creditors’ rights generally and by general principles of equity; (f) neither the Lease Guarantor nor Tenant is an “investment company” or a company “controlled” by an “investment company”, within the meaning of the Investment Company Act of 1940, as amended; and (g) the information, financial statements and reports furnished in writing by the Lease Guarantor or the Tenant in connection with the Lease and the transactions contemplated thereby are true and correct in every material respect as of the date as of which such information, financial statement or report is stated or certified.
     Lease Guarantor hereby agrees to deliver to the Landlord and the Lenders either in print or in electronic form, the following financial statements, all of which must be prepared in accordance with generally accepted accounting principles consistently applied: (i) quarterly financial statements for Lease Guarantor, within forty-five (45) days after the end of each fiscal quarter of Lease Guarantor during the term of the Lease, certified by Lease Guarantor’s chief financial or accounting officer as complete and correct in all material respects, and (ii) annual financial statements for Lease Guarantor, audited by an independent certified public accountant, within ninety (90) days after the end of each fiscal year during the term of the Lease. For as long as Lease Guarantor shall be a publicly listed company and is required to file quarterly and annual statements with the SEC, then Lease Guarantor shall submit to Landlord and Lenders (in satisfaction of the requirements set forth in the preceding sentence), within ten (10) days of being filed with the SEC, copies of Lease Guarantor’s forms 10Q and 10K (it being understood that so long as such forms have been filed with EDGAR, the Lease Guarantor shall be deemed to have satisfied all of the requirements set forth in this paragraph).
     This Guaranty shall be legally binding upon Lease Guarantor and its successors and permitted assigns and shall inure to the benefit of Landlord and its successors and assigns. Lease Guarantor shall not assign its rights and obligations under this Guaranty to any Person without the Landlord’s and the Lenders’ prior written consent. The foregoing notwithstanding, Lease Guarantor may assign its rights and obligations under this Guaranty to any other Person that acquires all or substantially all of Lease Guarantor’s assets, or to any successor by merger or consolidation if, after giving effect to any such transaction, the long-term unsecured debt of such Person, successor or assignee shall be rated at least BBB- by Standard & Poors and Baa3 by Moody’s Investor Services, Inc. Landlord may assign its rights under this Guaranty to any person to whom Landlord sells the Leased Properties or any equity interest in Landlord and to any lender providing a loan to Landlord, or any collateral agent or trustee acting for the benefit of any such lender or lenders.
     This Guaranty may not be varied, altered or amended except pursuant to a written instrument executed by Lease Guarantor and Landlord. Lease Guarantor will from time to time during the term, promptly following request of Landlord, confirm in writing to Landlord that this Guaranty remains in full force and effect in accordance with its terms. In the event that Lease Guarantor shall merge or consolidate with any other person, or shall sell, transfer or otherwise dispose of all or substantially all of its assets, or any Person or group (within the meaning of Section 13(d) of the Exchange Act and the rules of the Securities and Exchange Commission thereunder as in effect on the date hereof) shall acquire ownership, directly or indirectly, beneficially or of record, of shares representing more than 33 1/3% of the aggregate ordinary voting power represented by the issued and outstanding capital stock of the Lease Guarantor, Lease Guarantor (or the successor to Lease Guarantor) shall reaffirm this Guaranty in writing.

6

     All notices sent pursuant to this Guaranty shall be in writing and shall be deemed to have been given for all purposes (i) three (3) days after having been sent by United States mail, by registered or certified mail, return receipt requested, postage prepaid, addressed to the other party at its address as stated below, or (ii) one (1) business day after having been sent for overnight delivery by a nationally recognized air courier service.
     To the addresses stated below:
If to Landlord:
c/o SunTrust Equity Funding, LLC
303 Peachtree Street, 24th Floor
MC 3951
Atlanta, Georgia 30308
Attention: Allison McLeod
Facsimile: (404) 230-1344
E-mail: allison.mcleod@suntrust.com
With a copy to:
Greenberg Traurig, LLP
77 West Wacker Drive, Suite 2500
Chicago, Illinois 60601
Attention: Julia R. Sarron
Facsimile: (312) 899-0396
If to Lease Guarantor:
Old National Bancorp
One Main Street
Evansville, Indiana
Attention: Office of General Counsel
Facsimile: (812) 468-0399
E-mail: jeff_knight@oldnational.com
With a copy to:
Marco L. DeLucio
Ziemer, Stayman, Weitzel & Shoulders, LLP
20 N.W. First Street
P.O. Box 916
Evansville, Indiana 47706-0916
Facsimile: (812) 4421-5089
E-mail: mdelucio@zsws.com

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Each of Landlord and Lease Guarantor may substitute its address by giving fifteen (15) days’ notice to the other party in the manner provided above. Any notice may be given on behalf of any party by its counsel.
     TO THE EXTENT PERMITTED BY LAW, LEASE GUARANTOR AND LANDLORD (BY ITS ACCEPTANCE OF THIS GUARANTY) HEREBY MUTUALLY WAIVE TRIAL BY JURY IN CONNECTION WITH ANY DISPUTE ARISING HEREUNDER. THE TERMS AND PROVISIONS OF THIS GUARANTY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF INDIANA.
[signature page to follow]

8

     IN WITNESS WHEREOF, Lease Guarantor, intending to be legally bound hereby, has caused this Guaranty to be executed by its duly authorized officer effective as of the date of the Lease referred to above.

OLD NATIONAL BANCORP
By:
Name:	Christopher A. Wolking
Title:	Executive Vice President and Chief Financial Officer

SCHEDULE 2
POST CLOSING MATTERS

Site Number	Action
Site 63	Use reasonable efforts to obtain an easement, in recordable form, for use of the private access drive on east side of Property

Site 69	Use reasonable efforts to obtain evidence of vacation of alley adjoining Property

Site 70	Obtain waiver from adjoining shopping center owner regarding having 4 fewer parking spaces than required under easement agreement or stripe in 4 additional parking spaces

Site 73	Deed strip of property comprising part of alley to city

Site 78	Use reasonable efforts to obtain access agreement, in recordable form, from WalMart regarding southern driveway

Site 79	Use best efforts to obtain release of Ameritech easement, in recordable form

Site 85	Deed strip of property comprising part of alley to city

INTENTIONALLY OMITTED EXHIBITS AND SCHEDULE
Exhibits B, C, D and E and Schedule 1 are intentionally omitted because the information in those exhibits and schedule is not material to an investment decision. The Company will furnish supplementally to the Commission the omitted exhibits and schedule upon request. The following is a list briefly identifying the contents of each omitted exhibit and schedule:

Exhibit B	Legal Descriptions
Exhibit C	Form of Lease
Exhibit D	Form of Deed
Exhibit E	Form of Bill of Sale
Schedule 1	Permitted Exceptions at Contract Execution